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                                                                   Exhibit 23.06

                                    CONSENT
                                    -------

     I hereby consent to the use of my name as a nominee for the Board of Directors of LaSalle Partners Incorporated in the Prospectus forming part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as an Exhibit to the Registration Statement.


                                          /s/ Thomas C. Theobald

Dated: May 25, 1997